EXHIBIT
NUMBER
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*1     Consent  of  Independent  Auditors.



                                                            Rutherford & Company
                                                           Chartered Accountants
                                                 9511 Bates Road, Richmond, B.C.
                                                                  CANADA V7A 1E3
                                      Telephone (604)272-5454  Fax (604)272-5874



                              ACCOUNTANTS' CONSENT
                              --------------------



We hereby consent to the use of our audit report of Prime Air, Inc. (Nevada), dated July 23, 2003, for the years ended December 31, 2002 and 2001 in the Revised Form 10K SB Statement for Prime Air, Inc. (Nevada).

We also consent to the use of our auditing firm as experts in the Revised 10K SB Registration Statement for Prime Air, Inc. (Nevada).




                                                          "Rutherford & Company"
Richmond,  Canada
July  23,  2003                                           CHARTERED
                                                          ACCOUNTANTS

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